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                                                                    Exhibit 10.6

                                     FORM OF
                            JLL WINDOW HOLDINGS, INC.
                            2004 STOCK INCENTIVE PLAN
                             STOCK OPTION AGREEMENT

          STOCK OPTION AGREEMENT (this "Agreement"), dated as of January 29, 2004, pursuant to the JLL Window Holdings, Inc. 2004 Stock Incentive Plan, as amended and restated (the "Plan"), between JLL Window Holdings, Inc., a Delaware corporation (the "Company"), and [NAME] (the "Optionee").

          WHEREAS, as an incentive to the Optionee to assist in the management of the business of the Company, the Company desires to afford the Optionee an opportunity to purchase shares of its Stock as hereinafter provided and subject to the terms and conditions hereof.

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto have agreed and do hereby agree as follows:

     1. Number of Shares; Adjustment.

     (a) Number of Shares. The Company, pursuant to the Plan, hereby grants to the Optionee an option (the "Option") to purchase an aggregate of [XXXXX] shares of Common Stock of the Company, par value $0.01 per share (the "Stock"), subject to adjustment as provided in Section 1(b) below, on the terms and conditions herein set forth. The Option granted hereby shall not be treated as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     (b) Adjustment. If, after the Date of Grant (as defined below), the outstanding shares of Stock are, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization, spin-off, split-off, split-up or other such change, or a special dividend or other distribution to the Company's stockholders, increased or decreased or changed into or exchanged for a different number of kind of shares of capital stock or other securities of the Company, then, as applicable,
(a) there shall automatically be substituted for each share of Stock subject to the Option the number and kind of shares of capital stock or other securities into which each outstanding share of Stock shall be exchanged, (b) the exercise price per share of Stock or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the Option shall remain the same as immediately prior to such event and (c) the Board of Directors of the Company (the "Board") shall make such other appropriate adjustments to the securities subject to the Option as may be appropriate and equitable, and any such adjustment shall be final, binding and conclusive as to the Optionee.

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     2. Exercise Price. The purchase price of the Stock subject to the Option shall be $[XXX] per share, subject to adjustment as provided in Section 1(b) hereof.

     3. Term and Exercisability of Option.

     (a) Term. The term of the Option and of this Agreement shall commence on the date hereof (the "Date of Grant") and, unless the Option is terminated earlier pursuant to this Agreement, shall terminate on the tenth anniversary of the Date of Grant. Upon the termination of the Option, all rights of the Optionee hereunder shall cease.

     (b) Exercisability of Option. Subject to Sections 3(c) and 3(d) hereof, the Option shall become exercisable with respect to twenty percent (20%) of the shares of Stock subject hereto on the first anniversary of the Date of Grant and shall become exercisable with respect to an additional twenty (20%) percent of the shares of Stock subject hereto on each of the following anniversaries of the Date of Grant, such that the Option shall be fully vested on the fifth anniversary of the Date of Grant.

     (c) EBITDA Acceleration. The Option shall immediately become vested and exercisable with respect to all of the shares of Stock subject hereto if as of the completion of the audit by the Company's independent auditors of the Company's financial statements for the fiscal year ending on or nearest December 31, 2006, the Company's cumulative EBITDA (as defined below), for the fiscal years ending on or nearest December 31, 2004, December 31, 2005 and December 31, 2006 equals or exceeds in the aggregate $203,700,000. For purposes hereof, "EBITDA" shall have the meaning ascribed to such term in the Credit Agreement, dated as of January 29, 2004 among JLL Window Company, a Delaware corporation, the Company, the lenders party thereto and UBS Securities, as Agent, as the same may be amended, extended or refinanced from time to time.

     (d) Change of Control. In the event of a "Change of Control," the Option shall immediately become vested and exercisable with respect to all of the shares of Stock subject hereto. For purposes hereof, a Change of Control shall mean the occurrence of any of the following events: (i) any "Person" (within the meaning of Section 12(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than Fund IV, becomes a Beneficial Owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; (ii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other Company, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least fifty percent (50%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or (iii) the stockholders of the Company approve a plan of complete liquidation or dissolution of


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the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     (e) Partial Exercise. Subject to Sections 3 and 5 hereof, the right of the Optionee to purchase shares with respect to which this Option has become exercisable as herein provided may be exercised in whole or in part at any time or from time to time, prior to the tenth anniversary of the Date of Grant.

     4. Payment. Prior to the initial public offering of Stock by the Company (the "IPO") the exercise price for Stock subject to an Option shall be paid in cash or by certified check. Following the IPO, the exercise price for Stock subject to an Option may be paid either (i) in cash or by certified check, (ii) by delivery of Stock owned by the Optionee or (iii) by cashless exercise as provided below by giving notice of such exercise to the Company. Upon receipt of a notice of cashless exercise, the Company shall deliver to the Optionee (without payment by the holder of any exercise price) that number of shares of Stock that is equal to the quotient obtained by dividing (i) the value of the Option or portion thereof on the exercise date (determined by subtracting the aggregate exercise price for the shares of Stock in effect on the exercise date from the aggregate fair market value of the shares of Stock) by (ii) the fair market value of one share of Stock. A notice of "cashless exercise" shall state the number of shares of Stock as to which the Option is being exercised.

     5. Termination of Employment.

     (a) Except as provided in this Section 5, the Option may not be exercised after the Optionee has ceased to be a director, officer, employee or consultant of the Company or any of its subsidiaries.

     (b) If the Optionee's employment or service with the Company is terminated by the Company for Cause (as defined below), the Option shall be cancelled as of the date of such termination and may not be exercised by the Optionee.

     (c) If the Optionee's employment or service with the Company is terminated by the Company or Optionee for any reason other than for Cause (including death or disability), the Optionee (or his or her personal representative) shall have the right to exercise the Option, to the extent exercisable as of the date of such termination, within ninety (90) days following the date of such termination and the Option, to the extent not previously exercised, shall be cancelled on the ninetieth (90th) day following the date of such termination. Any portion of the Option that is not exercisable as of the date of such termination shall be cancelled as of such date.

     (d) For purposes hereof: (i) for any Optionee who is currently a party to an employment agreement with the Company, Cause shall have the meaning ascribed to such term in such employment agreement; and (ii) for any Optionee who is not currently a party to an employment agreement with the Company, Cause shall mean the occurrence of any of the following events: (a) conduct amounting to fraud or dishonesty against the


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Company or any subsidiary or affiliate of the Company; (b) the Optionee's intentional misconduct, repeated refusal to follow the reasonable directions of the Chairman or President of the Company or a material breach of this Agreement, provided an officer of the Company, upon the direction of the Chairman or President of the Company, notifies the Optionee of the acts deemed to constitute such intentional misconduct, repeated refusal or material breach in writing and the Optionee fails to correct such acts (or begin such action necessary to correct such acts and thereafter diligently pursues the completion thereof) within ten (10) business days after written notice is given; (c) repeated intoxication with alcohol or drugs while on the Company's business during regular business hours; or (d) a conviction or plea of guilty or nolo contendere to a felony (other than one arising from the operation of a motor vehicle or resulting from actions taken (or not taken) by the Optionee in good faith in his capacity as an employee or officer of the Company).

     (e) Notwithstanding anything to the contrary in this Section 5, the Option shall not be exercisable on or after the tenth anniversary of the Date of Grant.

     6. Rights of Optionee.

     (a) The Optionee shall have none of the rights of a stockholder with respect to the Stock covered by the Option until the Stock is issued to such Optionee upon exercise of the Option.

     (b) Neither the Plan, the granting of the Option, this Agreement nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue to provide services as an officer, director, employee, consultant or advisor of the Company or any parent, subsidiary or affiliate thereof for any period of time or at any specific rate of compensation.

     7. Nontransferability of Option. The Option shall not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution and shall be exercisable only by the Optionee or his legal representative or to a trust established for estate planning purposes of which the Optionee is the sole trustee.

     8. Notification.

     (a) The Option shall be exercised by written notification of exercise substantially in the form of Exhibit A hereto and delivered to the Secretary of the Company in accordance with subsection (b) of this Section 8. Such notification shall specify the number of shares of Stock to be purchased.

     (b) Any notification required or permitted hereunder shall be in writing and shall be deemed to have been given when personally delivered, or when sent if sent via facsimile (with receipt confirmed) or on the first business day after sent by reputable


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overnight courier or on the third business day after sent registered or certified first-class mail (with receipt confirmed). Such notice shall be addressed to the Company at:

     JLL Window Holdings, Inc.
     c/o JLL Partners Fund IV, L.P.
     450 Lexington Avenue
     Suite 3350
     New York, New York 10017
     Attention: Ramsey A. Frank

          with a copy to:

     Skadden, Arps, Slate, Meagher & Flom LLP
     One Rodney Square
     P.O. Box 636
     Wilmington, Delaware 19899
     Facsimile: (302) 651-3001
     Attention: Robert B. Pincus, Esquire

or to the Optionee at the address set forth below, as the case may be; provided, however, that a notification of exercise pursuant to subsection (a) of this
Section 8 shall be effective only upon receipt by the Secretary of the Company of such notification and all necessary documentation, including full payment for the Option. Either party may, by notification to the other given in the manner aforesaid, change the address for future notices.

     9. Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require the Optionee to remit to the Company, an amount sufficient to satisfy any Federal, state, and local taxes (including the Optionee's FICA obligation) required by law to be withheld as a result of any taxable event arising in connection with the Option.

     10. Conditions to Issuance; Restrictions on Transferability.

     (a) Shares of Stock sold pursuant to the Plan are "restricted securities," as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and any resale of such Stock must be in compliance with the registration requirements of the Securities Act or an exemption therefrom. All certificates for shares of Stock delivered upon exercise of this Option shall be subject to such stock-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock may then be listed, and any applicable federal or state securities law, and the Board may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The Board may require, as a condition of the issuance and delivery of certificates evidencing


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shares of Stock pursuant to the terms hereof, that the Optionee make such agreements and representations as the Board, in its sole discretion, deems necessary or desirable.

     (b) The obligation of the Company to issue shares of Stock pursuant to the Option shall be subject to all applicable laws, rules and regulations (domestic or foreign), including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board. The Company shall use its reasonable best efforts to issue shares of Stock under the Option; provided, however, that in the event that it is determined that issuance of stock under the Option fails to qualify for exemption from registration requirements under the Securities Act, the Company may delay the issuance of shares of Stock under the Option until such time as the issuance of shares of Stock either complies with an applicable exemption from registration under the Securities Act or is registered under the Securities Act pursuant to an effective registration statement on any form which the Company then qualifies and is available.

     (c) The Optionee shall have become a party to and be subject to the terms and conditions of the Company's Security Holders' Agreement, dated as of January 29, 2004, as such agreement may be amended from time to time (the "Security Holders' Agreement").

     11. Incorporation of Plan; Governing Law; Interpretation.

     (a) The Plan is hereby incorporated by reference and made a part hereof, and the Option and this Agreement are subject to all terms and conditions of the Plan. To the extent that any provision in this Agreement is inconsistent with the Plan, the provisions of the Plan shall control. By signing this Agreement, the Optionee accepts and agrees to all of the foregoing terms and provisions and to all of the terms and provisions of the Plan incorporated herein by reference and confirms that he has received a copy of the Plan.

     (b) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

     (c) The Board shall have final and discretionary authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its determination and decisions shall be final, conclusive and binding upon the Optionee and his legal representative in respect of any questions arising under the Plan or this Agreement.

     12. Miscellaneous.

     (a) This Agreement shall bind and inure to the benefit of the Company, its successors and assigns, and the Optionee and his personal representatives.


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     (b) The failure of the Company to enforce at any time any provision of this
Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

     (c) Capitalized terms used but not defined in this Agreement shall have the meaning given to them in the Plan unless the context plainly requires otherwise.

     (d) The Company shall be under no obligation to register the Stock subject hereto pursuant to the Securities Act or any other federal or state securities laws.

     (e) The Optionee hereby represents and warrants to the Company that the Optionee, by reason of the Optionee's business or financial experience (or the business or financial experience of the Optionee's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Optionee's own interests in connection with the transactions contemplated under this Agreement.

     (f) Subject to Section 7 hereof, no purported sale, assignment, mortgage, hypothecation, transfer, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any of the Stock subject hereto by any holder thereof in violation of the provisions of this Agreement or the Security Holders' Agreement will be valid, and the Company will not transfer any of said shares of Stock on its books nor will any of said shares of Stock be entitled to vote, nor will any dividends be paid thereon, unless and until there has been full compliance with said provisions to the satisfaction of the Company.

     13. Amendment. The Company may, at any time and in its reasonable discretion, modify or amend this Agreement, provided that no such amendment shall adversely affect the Optionee's rights hereunder without the Optionee's consent.

                            [SIGNATURE PAGE FOLLOWS]


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          IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunder duly authorized and the Optionee has hereunto set his hand, all as of the day and year first set forth above.

                                        JLL WINDOW HOLDINGS, INC.


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


ACCEPTED:

[NAME]

-------------------------------------

-------------------------------------
Address

Facsimile
          ---------------------------

Date:
      -------------------------------


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                                                                       EXHIBIT A

JLL Window Holdings, Inc.
c/o JLL Partners Fund IV, L.P.
450 Lexington Avenue
Suite 3350
New York, New York 10017
Attention: Secretary

To Whom It May Concern:

          I hereby elect to exercise the stock option (the "Option") granted to me on ____________, with respect to ________ shares of Common Stock of JLL Window Holdings, Inc., par value $[0.01] per share ("Shares"), at the exercise price of $[XXX] per share for a total purchase price of $_________.

          Enclosed is my certified check in the amount of $_________ in payment in full of (i) the aggregate exercise price of the Shares and (ii) the tax withholding amount applicable to my exercise of the Option. I am also enclosing the option agreement that relates to the Option; I understand that, to the extent I am not exercising the Option for all the Shares subject thereto, such option agreement will be appropriately endorsed by you and returned to me.


                                        Signature:
                                                   -----------------------------
                                        Printed Name:
                                                      --------------------------
                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

Dated:
       ------------------------------


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